UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21750
Kayne Anderson Energy Total Return Fund, Inc.
(Exact name of registrant as specified in charter)

717 Texas Avenue, Suite 3100, Houston, Texas	77002

(Address of principal executive offices)	(Zip code)
David Shladovsky, Esq.
KA Fund Advisors, LLC, 717 Texas Avenue, Suite 3100, Houston, Texas 77002
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 493-2020
Date of fiscal year end: November 30, 2011
Date of reporting period: May 31, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The report of Kayne Anderson Energy Total Return Fund, Inc. (the “Registrant”) to stockholders for the semi-annual period ended May 31, 2011 is attached below.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Fund Overview

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) is a non-diversified, closed-end fund. Our investment objective is to obtain a high total return with an emphasis on current income. We seek to achieve this objective by investing in a portfolio of companies in the energy sector, which focuses on securities of energy companies, with the majority of our investments in equity securities of master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy marine transportation companies and income trusts.

As of May 31, 2011, we had total assets of $1.4 billion, net assets applicable to our common stock of $1.0 billion (net asset value per share of $28.26), and 34.7 million shares of common stock outstanding. As of May 31, 2011, we held $1.2 billion in equity investments and $180.2 million in debt investments.

Recent Events

On May 10, 2011, we completed a private placement of $60.0 million of senior unsecured notes (“Senior Notes”) and $30.0 million of mandatory redeemable preferred stock with institutional investors. Of the $60.0 million of Senior Notes, $50.0 million mature in 2016 and $10.0 million mature in 2018. The mandatory redeemable preferred stock is redeemable in 2018. We used the net proceeds from these offerings to repay borrowings under our revolving credit facility, to make new portfolio investments and for general corporate purposes.

Results of Operations — For the Three Months Ended May 31, 2011

Investment Income.  Investment income totaled $11.2 million and consisted primarily of net dividends and distributions and interest income on our investments. Interest income was $4.3 million, and we received $14.2 million of cash dividends and distributions, of which $7.3 million was treated as a return of capital during the quarter. During the quarter, we received $4.7 million of paid-in-kind dividends, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.  Operating expenses totaled $10.4 million, including $4.5 million of investment management fees, $3.8 million of interest expense, of which $0.2 million was the non-cash amortization of debt issuance costs, and $0.7 million of other operating expenses. Investment management fees are calculated based on the average total assets under management. Preferred stock distributions for the quarter were $1.4 million, of which $0.1 million was the non-cash amortization of offering costs.

Net Investment Income.  Our net investment income totaled $0.8 million.

Net Realized Gains.  We had net realized gains of $39.0 million. Net realized gains consisted of $35.5 million of gains from our investments, $3.6 million of gains from option activity and a $0.1 million realized loss from interest rate swap contracts associated with our offering of Senior Notes and mandatory redeemable preferred stock.

Net Change in Unrealized Losses.  We had net unrealized losses of $63.3 million. The net unrealized losses consisted of $63.6 million of unrealized losses from investments and $0.3 million of net unrealized gains from option activity.

Net Decrease in Net Assets Resulting from Operations.  We had a decrease in net assets resulting from operations of $23.5 million. This decrease is composed of a net investment income of $0.8 million; net realized gains of $39.0 million; and net unrealized losses of $63.3 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded in part by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly attributable to fees paid to other service providers) and (c) interest expense and preferred stock distributions.

Net Distributable Income (NDI)
(amounts in millions, except for per share amounts)

Three Months
Ended
May 31,
2011

Distributions and Other Income from Investments
Dividends and Distributions	$14.2
Paid-In-Kind Dividends and Distributions	4.7
Interest and Other Income(1)	4.4
Net Premiums Received from Call Options Written	4.0

Total Distributions and Other Income from Investments	27.3
Expenses
Investment Management Fee	(4.5)
Other Expenses	(0.7)

Total Management Fee and Other Expenses	(5.2)
Interest Expense	(3.6)
Preferred Stock Distributions	(1.3)

Net Distributable Income (NDI)	$17.2

Weighted Shares Outstanding	34.7
NDI per Weighted Share Outstanding	$0.50

(1)	Includes $0.1 million of commitment fees from PIPE investments, which is recorded as a reduction to the cost of the investment.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months, and

•	Realized and unrealized gains generated by the portfolio.

On June 14, 2011, we declared our quarterly distribution of $0.48 per common share for the fiscal second quarter for a total quarterly distribution payment of $16.7 million. The distribution was paid on July 15, 2011 to common stockholders of record on July 8, 2011.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•	GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•	NDI includes the value of dividends paid-in-kind, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•	NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•	Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•	We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts, is included in NDI. For GAAP purposes, premiums received from call option contracts sold is not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•	The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

Total leverage outstanding at May 31, 2011 of $439.0 million was comprised of $310.0 million in senior unsecured notes, $120.0 million in mandatory redeemable preferred stock and $9.0 million outstanding under our senior unsecured revolving credit facility (the “Credit Facility”). Total leverage represented 31% of total assets at May 31, 2011. As of July 21, 2011, we had $21.0 million borrowed under our Credit Facility.

The Credit Facility has a $80.0 million commitment maturing on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% and LIBOR plus 3.00%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage ratios. We pay a commitment fee of 0.40% per annum on any unused amounts of the Credit Facility. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

At May 31, 2011, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 445% and 324% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to our debt of 415%, but at times may be above or below our target depending upon market conditions.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

At May 31, 2011, we had $310.0 million of senior unsecured notes outstanding with the following maturity dates: $9.0 million matures in 2011 (August 13, 2011 maturity date); $28.0 million matures in 2012; $128.0 million matures in 2013; $85.0 million matures in 2015; $50.0 million matures in 2016 and $10.0 million matures in 2018. At May 31, 2011, we had $90.0 million of mandatory redeemable preferred stock redeemable in 2017 and $30.0 million redeemable in 2018.

As of May 31, 2011, our leverage consisted of both fixed rate (85%) and floating rate (15%) obligations. As of such date, the weighted average interest rate on our leverage was 4.82%.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
PORTFOLIO SUMMARY
(UNAUDITED)

Portfolio Investments by Category*

* As a percentage of total investments.

Top 10 Holdings by Issuer

			Percent of Total
			Investments as of
			May 31,	November 30,
Holding		Sector	2011	2010

1.	Kinder Morgan Management, LLC	MLP Affiliate	10.8%	10.1%

2.	Enbridge Energy Management, L.L.C.	MLP Affiliate	8.9	9.0

3.	Plains All American Pipeline, L.P.	Midstream MLP	4.9	5.2

4.	Teekay Offshore Partners L.P.	Marine Transportation	3.3	3.6

5.	Enerplus Corporation	Income Trust	3.3	3.4

6.	Navios Maritime Partners L.P.	Marine Transportation	3.1	2.9

7.	ONEOK, Inc.	Midstream	2.6	0.4

8.	Crescent Point Energy Corp.	Income Trust	2.4	2.0

9.	Teekay Tankers Ltd.	Marine Transportation	2.3	2.3

10.	Williams Partners L.P.	Midstream MLP	2.2	2.1

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
MAY 31, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 143.6%
Equity Investments(1) — 125.3%
United States — 106.7%
MLP(2)(3) — 35.2%
Alliance Holdings GP, L.P.	86	$4,059
Buckeye Partners, L.P.	83	5,252
Buckeye Partners, L.P. — Unregistered, Class B Units(4)(5)	91	5,038
Chesapeake Midstream Partners, L.P.	52	1,362
Copano Energy, L.L.C.(6)	124	4,175
Crestwood Midstream Partners LP	125	3,483
Crosstex Energy, L.P.	90	1,645
DCP Midstream Partners, LP	519	21,028
Energy Transfer Equity, L.P.	388	16,334
Energy Transfer Partners, L.P.	272	12,924
Enterprise Products Partners L.P.	574	23,897
Exterran Partners, L.P.	444	11,412
Global Partners LP	330	8,566
Holly Energy Partners, L.P.	46	2,512
Inergy, L.P.	339	12,584
MarkWest Energy Partners, L.P.	420	19,968
Martin Midstream Partners L.P.	193	7,496
ONEOK Partners, L.P.	23	1,933
PAA Natural Gas Storage, L.P. — Unregistered(4)	234	5,132
Penn Virginia Resource Partners, L.P.	615	15,908
Plains All American Pipeline, L.P.(7)	1,113	69,288
Regency Energy Partners LP	530	13,359
Regency Energy Partners LP — Unregistered(4)	417	10,129
Targa Resources Partners LP	248	8,578
TC PipeLines, LP	211	9,735
Teekay LNG Partners L.P.	198	7,054
Tesoro Logistics LP(8)	97	2,397
TransMontaigne Partners L.P.	36	1,236
Western Gas Partners, LP	216	7,559
Williams Partners L.P.	595	31,486

		345,529

MLP Affiliates — 28.5%
Enbridge Energy Management, L.L.C.(5)	4,066	126,114
Kinder Morgan Management, LLC(5)	2,346	153,147

		279,261

Marine Transportation — 24.4%
Capital Product Partners L.P.	2,567	23,844
Costamare Inc.	419	7,208
Crude Carriers Corp.	581	8,015
DHT Holdings, Inc.	2,581	10,323
Golar LNG Partners LP(8)	161	4,448
Knightsbridge Tankers Limited	1,174	24,703

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
MAY 31, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Marine Transportation (continued)
Navios Maritime Partners L.P.	2,298	$43,894
Overseas Shipholding Group, Inc.	134	3,663
Safe Bulkers, Inc.	2,133	15,954
Seaspan Corporation — 9.50% Preferred Shares	640	17,677
Teekay Offshore Partners L.P.	1,630	47,359
Teekay Tankers Ltd.	3,503	32,334
Tsakos Energy Navigation Limited	12	120

		239,542

Midstream & Other — 8.8%
CenterPoint Energy, Inc.	85	1,634
El Paso Corporation	423	8,896
Kinder Morgan, Inc.	788	23,078
ONEOK, Inc.	529	37,609
PPL Corporation — 8.75% Preferred Shares(9)	18	958
Targa Resources Corp.	87	3,052
The Williams Companies, Inc.	351	11,027

		86,254

Coal — 6.6%
Alpha Natural Resources, Inc.(6)(10)	407	22,282
Arch Coal, Inc.	126	3,766
CONSOL Energy Inc.(6)	340	17,416
Massey Energy Company(6)	112	7,359
Peabody Energy Corporation(6)	235	14,426

		65,249

Income Trust — 3.2%
Permian Basin Royalty Trust	646	13,616
SandRidge Mississippian Trust I(8)(11)	297	7,996
VOC Energy Trust(8)	447	9,682

		31,294

Total United States (Cost — $741,207)		1,047,129

Canada — 18.6%
Income Trust — 18.6%
ARC Resources Ltd.	11	299
Bonavista Energy Corporation	794	24,335
Crescent Point Energy Corp.	710	34,375
Daylight Energy Ltd.	725	7,462
Enerplus Corporation(6)	1,426	46,253
Keyera Corp.	256	11,089
NAL Energy Corporation	1,924	23,352
Northland Power Inc.	197	3,450
Penn West Petroleum Ltd	99	2,553
Peyto Exploration & Development Corp.	28	602
Provident Energy Ltd.	488	4,483

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
MAY 31, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Income Trust (continued)
Veresen Inc	369	$5,531
Westshore Terminals Investment Corporation(12)	393	10,133
Zargon Oil & Gas Ltd.	389	8,859

Total Canada (Cost — $154,563)		182,776

Total Equity Investments (Cost — $895,770)		1,229,905

	Interest	Maturity	Principal
	Rate	Date	Amount

Debt Instruments — 18.3%
United States — 16.2%
Upstream — 6.9%
Antero Resources LLC	9.375%	12/1/17	$18,500	20,257
Carrizo Oil & Gas, Inc.	8.625	10/15/18	19,200	20,496
Chaparral Energy, Inc.	8.250	9/1/21	3,000	3,120
Clayton Williams Energy, Inc.	7.750	4/1/19	6,850	6,850
Comstock Resources, Inc.	7.750	4/1/19	6,000	6,098
Oasis Petroleum Inc.	7.250	2/1/19	4,000	4,040
Petroleum Development Corporation	12.000	2/15/18	6,080	6,870

				67,731

Marine Transportation — 3.8%
Genco Shipping & Trading Limited(13)	5.000	8/15/15	6,000	5,010
Navios Maritime Acquisition Corporation	8.625	11/1/17	10,350	10,635
Navios Maritime Holdings Inc.	8.125	2/15/19	10,000	10,050
Overseas Shipholding Group, Inc.	7.500	2/15/24	13,497	11,506

				37,201

Coal — 3.5%
Foresight Energy LLC	9.625	8/15/17	21,000	22,995
Patriot Coal Corporation	8.250	4/30/18	10,736	11,447

				34,442

Midstream — 2.0%
Crestwood Holdings Partners, LLC	(14)	10/1/16	16,858	17,427
El Paso Corporation	7.750	1/15/32	2,035	2,489

				19,916

Total United States (Cost — $153,514)				159,290

Canada — 2.1%
Upstream — 2.1%
Paramount Resources Ltd.	8.250	12/13/17	(15)	8,033
Southern Pacific Resources Corp.	(16)	1/15/16	12,623	12,876

Total Canada (Cost — $20,045)				20,909

Total Debt Investments (Cost — $173,559)				180,199

Total Long-Term Investments (Cost — $1,069,329)				1,410,104

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
MAY 31, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	Interest	Maturity
Description	Rate	Date		Value

Short-Term Investment — 0.9%
Repurchase Agreement — 0.9%
J.P. Morgan Securities Inc. (Agreement dated 5/31/11 to be repurchased at $8,777), collateralized by $8,960 in U.S. Treasury securities (Cost — $8,777)	0.001%	6/1/11		8,777

Total Investments — 144.5% (Cost — $1,078,106)				1,418,881

			No. of
			Contracts

Liabilities
Call Option Contracts Written(10)
United States
Coal
Alpha Natural Resources, Inc., call option expiring 6/17/11 @ $55.00			2,250	(398)
CONSOL Energy Inc., call option expiring 6/17/11 @ $52.50			1,250	(105)
CONSOL Energy Inc., call option expiring 6/17/11 @ $55.00			250	(8)
Massey Energy Company, call option expiring 6/17/11 @ $67.50			1,100	(110)
Peabody Energy Corporation, call option expiring 6/17/11 @ $60.00			250	(63)
Peabody Energy Corporation, call option expiring 6/17/11 @ $62.50			500	(63)
Peabody Energy Corporation, call option expiring 6/17/11 @ $65.00			102	(5)

				(752)

MLP
Copano Energy, L.L.C., call option expiring 6/17/11 @$34.00			800	(30)

Total United States (Premium Received — $821)				(782)

Canada
Income Trust
Enerplus Corporation, call option expiring 6/17/11 @ $31.00 (Premium Received — $74)			1,000	(120)

Total Call Option Contracts Written (Premium Received — $895)				(902)

Revolving Credit Facility				(9,000)
Senior Unsecured Notes				(310,000)
Mandatory Redeemable Preferred Stock at Liquidation Value				(120,000)
Other Liabilities				(15,464)

Total Liabilities				(455,366)
Other Assets				18,074

Total Liabilities in Excess of Other Assets				(437,292)

Net Assets Applicable To Common Stockholders				$981,589

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
MAY 31, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Securities are treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had less than 25% of its total assets invested in publicly-traded partnerships at May 31, 2011. It is the Fund’s intention to be treated as a RIC for tax purposes.

(3)	Includes limited liability companies.

(4)	Fair valued security, restricted from public sale. See Note 2, 3 and 7 in Notes to Financial Statements.

(5)	Distributions are paid-in-kind.

(6)	Security or a portion thereof is segregated as collateral on option contracts written.

(7)	The Fund believes that it is an affiliate of Plains All American Pipeline, L.P. See Note 6 — Agreements and Affiliations.

(8)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(9)	Security is mandatory convertible to common shares of PPL Corporation and consists of a purchase contract for a beneficial ownership interest in PPL Capital Funding, Inc.’s 4.32% junior subordinated notes and a quarterly payment of 4.43% per annum of the $50 per share stated amount of the security.

(10)	Security is non-income producing.

(11)	Security is treated as a publicly-traded partnership for RIC qualification purposes.

(12)	Security is a stapled security that entitles holders to one share of common stock and a subordinated note. The subordinated note has a par value of $5.00 and pays interest at a rate of 10.50% per annum.

(13)	Security is convertible into common shares of the issuer.

(14)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 850 basis points, with a 2% LIBOR floor (10.50% as of May 31, 2011).

(15)	Principal amount is 7,500 Canadian dollars.

(16)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 850 basis points, with a 2% LIBOR floor (10.50% as of May 31, 2011).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2011
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $1,043,995)	$1,340,817
Affiliated (Cost — $25,334)	69,287
Repurchase agreement (Cost — $8,777)	8,777

Total investments (Cost — $1,078,106)	1,418,881
Cash and cash denominated in foreign currency	559
Deposits with brokers	467
Receivable for securities sold (Cost — $7,283)	7,289
Interest, dividends and distributions receivable (Cost — $5,503)	5,510
Deferred debt issuance and preferred stock offering costs and other assets	4,249

Total Assets	1,436,955

LIABILITIES
Revolving credit facility	9,000
Payable for securities purchased (Cost — $8,036)	8,036
Investment management fee payable	1,524
Call option contracts written (Premiums received — $895)	902
Accrued directors’ fees and expenses	43
Accrued expenses and other liabilities	5,861
Senior unsecured notes	310,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (4,800,000 shares issued and outstanding)	120,000

Total Liabilities	455,366

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$981,589

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (34,736,579 shares issued and outstanding and 195,200,000 shares authorized)	$35
Paid-in capital in excess of taxable income	658,156
Accumulated net investment income less distributions not treated as tax return of capital	(52,613)
Accumulated net realized gains less distributions not treated as tax return of capital	35,230
Net unrealized gains	340,781

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$981,589

NET ASSET VALUE PER COMMON SHARE	$28.26

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF OPERATIONS
(amounts in 000’s)
(UNAUDITED)

	For the Three	For the Six
	Months Ended	Months Ended
	May 31, 2011	May 31, 2011

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$13,158	$24,380
Affiliated investments	1,080	2,146

Total dividends and distributions (after foreign taxes withheld of $430 and $934, respectively)	14,238	26,526
Return of capital	(7,388)	(14,234)

Net dividends and distributions	6,850	12,292
Interest (after foreign taxes withheld of $16 and $29, respectively)	4,303	8,936

Total investment income	11,153	21,228

Expenses
Investment management fees	4,493	8,658
Administration fees	190	380
Professional fees	122	231
Reports to stockholders	50	115
Custodian fees	60	106
Directors’ fees and expenses	46	90
Insurance	25	49
Other expenses	190	274

Total Expenses — before interest expense and preferred distributions	5,176	9,903
Interest expense and amortization of debt issuance costs	3,808	7,507
Distributions on mandatory redeemable preferred stock and amortization of offering costs	1,383	2,667

Total expenses	10,367	20,077

Net Investment Income	786	1,151

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	35,573	65,265
Investments — affiliated	—	—
Foreign currency transactions	(26)	(226)
Options	3,589	4,820
Interest rate swap contracts	(115)	(115)

Net Realized Gains	39,021	69,744

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(60,975)	19,136
Investments — affiliated	(2,624)	2,754
Foreign currency translations	(1)	25
Options	336	(62)

Net Change in Unrealized Gains (Losses)	(63,264)	21,853

Net Realized and Unrealized Gains (Losses)	(24,243)	91,597

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(23,457)	$92,748

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Six
	Months Ended		For the Fiscal
	May 31, 2011		Year Ended
	(Unaudited)		November 30, 2010

OPERATIONS
Net investment income(1)	$1,151		$5,316
Net realized gains	69,744		81,962
Net change in unrealized gains	21,853		199,763

Net Increase in Net Assets Resulting from Operations	92,748		287,041

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS
Dividends	(33,172	)(2)	(65,449	)(3)
Distributions — return of capital	—	(2)	—	(3)

Dividends and Distributions	(33,172)		(65,449)

CAPITAL STOCK TRANSACTIONS
Issuance of 244,397 and 675,173 newly issued shares of common stock from reinvestment of distributions	6,949		15,794

Total Increase in Net Assets	66,525		237,386

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of period	915,064		677,678

End of period	$981,589		$915,064

(1)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies. The Fund estimates that the distribution in the amount of $2,560 paid to mandatory redeemable preferred stockholders during the six months ended May 31, 2011 will be a dividend (ordinary income). This estimate is based solely on the Fund’s operating results during the period and does not reflect the expected result during the fiscal year. The actual characterization of the mandatory redeemable preferred stock distributions made during the period will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $3,672 paid to mandatory redeemable preferred stockholders for the fiscal year ended November 30, 2010 were characterized as dividend income for stockholders. This characterization is based on the Fund’s earnings and profits.

(2)	This is an estimate of the characterization of the distributions paid to common stockholders for the six months ended May 31, 2011 as either a dividend (ordinary income) or distribution (return of capital). This estimate is based solely on the Fund’s operating results during the period and does not reflect the expected result during the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

(3)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to common stockholders for the fiscal year ended November 30, 2010 as either dividends (ordinary income) or distributions (long-term capital gains or return of capital). This characterization is based on the Fund’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2011
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$92,748
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Return of capital distributions	14,234
Net realized gains from investments, options and interest rate swap contracts	(69,970)
Unrealized gains (excluding impact on cash of $25 of foreign currency translations)	(21,828)
Amortization of bond premium	64
Purchase of long-term investments	(438,307)
Proceeds from sale of long-term investments	397,979
Proceeds from sale of short-term investments, net	19,264
Increase in deposits with brokers	(423)
Decrease in receivable for securities sold	6,189
Decrease in interest, dividends and distributions receivable	1,878
Amortization of deferred debt issuance costs	368
Amortization of mandatory redeemable preferred stock offering costs	107
Increase in other assets, net	(82)
Decrease in payable for securities purchased	(7,113)
Decrease in investment management fee payable	(1,084)
Increase in option contracts written, net	316
Increase in accrued directors’ fees and expenses	2
Increase in accrued expenses and other liabilities	67

Net Cash Used in Operating Activities	(5,591)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of revolving credity facility	(58,000)
Proceeds from offering of mandatory redeemable preferred stock	30,000
Proceeds from issuance of senior unsecured notes	60,000
Costs associated with issuance of mandatory redeemable preferred stock	(448)
Costs associated with issuance of senior unsecured notes	(522)
Cash distributions paid to common stockholders	(26,223)

Net Cash Provided by Financing Activities	4,807

NET DECREASE IN CASH	(784)
CASH — BEGINNING OF PERIOD	1,343

CASH — END OF PERIOD	$559

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $6,949 pursuant to the Fund’s dividend reinvestment plan. During the six months ended May 31, 2011, there were no state income taxes paid and interest paid was $7,105.

During the six months ended May 31, 2011, the Fund received $9,408 of paid-in-kind dividends. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Six							For the Period
	Months Ended		For the Fiscal Year Ended					June 28, 2005(1)
	May 31, 2011		November 30,					through
	(Unaudited)		2010	2009	2008	2007	2006	November 30, 2005

Per Share of Common Stock(2)
Net asset value, beginning of period	$26.53		$20.04	$13.43	$29.01	$25.44	$24.13	$23.84	(3)
Net investment income(4)	0.04		0.16	0.31	0.88	1.09	1.17	0.23
Net realized and unrealized gains (losses)	2.65		8.24	8.26	(14.09)	4.82	2.34	0.33

Total income (loss) from operations	2.69		8.40	8.57	(13.21)	5.91	3.51	0.56

Auction rate preferred dividends(4)(5)	—		—	—	(0.34)	(0.23)	(0.44)	—
Auction rate preferred dividends — short-term capital gains(5)	—		—	—	—	(0.14)	—	—
Auction rate preferred distributions — long-term capital gains(5)	—		—	—	—	(0.13)	—	—

Total dividends and distributions — auction rate preferred	—		—	—	(0.34)	(0.50)	(0.44)	—

Common dividends(5)	(0.96)		(1.92)	(0.62)	(0.38)	(0.83)	(0.86)	(0.23)
Common dividends — short-term capital gains(5)	—		—	—	—	(0.53)	(0.81)	(0.04)
Common distributions — long-term capital gains(5)	—		—	—	—	(0.48)	—	—
Common distributions — return of capital(5)	—		—	(1.34)	(1.68)	—	(0.03)	—

Total dividends and distributions — common	(0.96)		(1.92)	(1.96)	(2.06)	(1.84)	(1.70)	(0.27)

Effect of common stock repurchased	—		—	—	—	—	0.05	—
Underwriting discounts and offering costs on the issuance of common and preferred stock	—		—	—	—	—	(0.11)	—
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—		—	—	0.03	—	—	—
Effect of shares issued in reinvestment of dividends	—		0.01	—	—	—	—	—

Total capital stock transactions	—		0.01	—	0.03	—	(0.06)	—

Net asset value, end of period	$28.26		$26.53	$20.04	$13.43	$29.01	$25.44	$24.13

Market value per share of common stock, end of period	$29.10		$28.34	$22.28	$10.53	$25.79	$25.00	$21.10

Total investment return based on common stock market value(6)	6.2	%(7)	37.9%	139.9%	(55.2)%	10.2%	27.2%	(14.6	)%(7)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Six								For the Period
	Months Ended		For the Fiscal Year Ended						June 28, 2005(1)
	May 31, 2011		November 30,						through
	(Unaudited)		2010	2009	2008		2007	2006	November 30, 2005

Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$981,589		$915,064	$677,678	$437,946		$934,434	$806,063	$776,963
Ratio of expenses to average net assets
Management fees	1.8%		1.7%	1.7%	1.6%		1.7%	1.7%	1.3%
Other expenses	0.2		0.3	0.3	0.3		0.3	0.3	0.4

Subtotal	2.0		2.0	2.0	1.9		2.0	2.0	1.7
Interest expense and distributions on mandatory redeemable preferred stock	2.1		2.3	2.6	0.7		0.2	0.1	—
Management fee waivers	—		—	—	—		(0.1)	(0.3)	(0.2)

Total expenses	4.1%		4.3%	4.6%	2.6%		2.1%	1.8%	1.5%

Ratio of net investment income to average net assets	0.2%		0.7%	2.0%	3.1%		3.8%	4.6%	2.3%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	9.4	%(7)	37.2%	55.8%	(47.7)%		19.1%	12.3%	2.4	%(7)
Portfolio turnover rate	28.9	%(7)	62.0%	88.8%	65.0%		52.1%	63.8%	23.2	%(7)
Average net assets	$983,156		$771,297	$512,647	$915,456		$906,692	$802,434	$759,550
Senior unsecured notes outstanding, end of period	310,000		250,000	165,000	225,000		—	—	—
Revolving credit facility outstanding, end of period	9,000		67,000	47,000	—		41,000	—	40,000
Auction rate preferred stock, end of period	—		—	—	—		300,000	300,000	—
Mandatory redeemable preferred stock, end of period	120,000		90,000	—	—		—	—	—
Average shares of common stock outstanding	34,617,496		34,177,249	33,272,958	32,258,146		32,036,996	31,809,344	32,204,000
Asset coverage of total debt(9)	445.3%		417.1%	419.7%	294.6	%(10)	—	—	—
Asset coverage of total leverage (debt and preferred stock)(11)	323.6%		324.8%	419.7%	294.6	%(10)	374.0%	368.7%	—
Average amount of borrowings per share of common stock during the period	$8.96		$7.71	$5.18	$3.53		$0.53	$0.08	—

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.04 per share.

(4)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 2 — Significant Accounting Policies.

(5)	The information presented for the six months ended May 31, 2011 is an estimate of the characterization of the distribution paid and is based on the Fund’s operating results during the period. The information presented for each of the other periods is a characterization of the total distributions paid to the preferred stockholders and common stockholders as either a dividend (ordinary income) or a distribution (return of capital) and is based on the Fund’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

(9)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of senior notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

(10)	At November 30, 2008, the Fund’s asset coverage ratio on total debt pursuant to the 1940 Act was less than 300%. However, on December 2, 2008, the Fund entered into an agreement to repurchase $60,000 of its senior unsecured notes, which closed on December 5, 2008. Upon the closing of the repurchase of the senior unsecured notes, the Fund was in compliance with the 1940 Act and with its covenants under the senior unsecured notes agreements.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of senior notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these asset coverage ratio tests, the revolving credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

1.	Organization

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005 and commenced operations on June 28, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund seeks to achieve this objective by investing in a portfolio of companies in the energy sector, which focuses on securities of energy companies, with the majority of our investments in equity securities of master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy marine transportation companies and income trusts. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE.”

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Fund determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Fund calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any borrowings) and the liquidation value of any outstanding preferred stock by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Fund may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Fund may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not readily

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by KA Fund Advisors, LLC (“KAFA” or the “Adviser”) investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of KAFA. Such valuations generally are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a quarterly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each quarter to consider new valuations presented by KAFA, if any, which were made in accordance with the valuation procedures in such quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of KAFA, the Board of Directors, or the Valuation Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly-traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, KAFA may determine an applicable discount in accordance with a methodology approved by the Valuation Committee.

As of May 31, 2011, the Fund held 2.1% of its net assets applicable to common stockholders (1.4% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at May 31, 2011 was $20,299. See Note 7 — Restricted Securities.

E. Repurchase Agreements — The Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with which the Fund enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

F. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

All short sales are fully collateralized. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At May 31, 2011, the Fund had no open short sales.

G. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

Interest rate swap contracts.  The Fund may use interest rate swap contracts to hedge against increasing interest expense on its leverage resulting from increases in short term interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. At May 31, 2011, the Fund had no interest rate swap contracts outstanding.

Option contracts.  The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The Fund would ordinarily realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price.

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

H. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

I. Return of Capital Estimates — Distributions received from the Fund’s investments in MLPs and income trusts generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and income trust and other industry sources. These estimates may subsequently be revised based on information received from MLPs and income trusts after their tax reporting periods are concluded.

The following table sets forth the Fund’s estimated total return of capital portion of the distributions received from its investments. The return of capital portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases Net Realized Gains and Net Change in Unrealized Gains (Losses).

	Three Months	Six Months
	Ended	Ended
	May 31,	May 31,
	2011	2011

Return of capital portion of distributions received	52%	54%
Return of capital — attributable to Net Realized Gains	$2,333	$3,425
Return of capital — attributable to Net Change in Unrealized Gains (Losses)	5,055	10,809

Total return of capital	$7,388	$14,234

J. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the three and six months ended May 31, 2011, the Fund did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the debt securities that the Fund holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund receives paid-in-kind dividends in the form of additional units from its investments in Enbridge Energy Management, L.L.C., Kinder Morgan Management, LLC and Buckeye Partners, L.P. (Class B Units). In connection with the purchase of units directly from PAA Natural Gas Storage, L.P. (“PNG”) in a private investment

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

in public equity (“PIPE”) transaction, the Fund was entitled to the distribution paid to unitholders of record on February 4, 2011, even though such investment had not closed at such date. Pursuant to the purchase agreement, the purchase price for the PNG units was reduced by the amount of such dividend, which had the effect of paying such distribution in additional units. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains. During the three and six months ended May 31, 2011, the Fund received the following paid-in-kind dividends.

	Three Months	Six Months
	Ended	Ended
	May 31,	May 31,
	2011	2011

Enbridge Energy Management, L.L.C.	$2,057	$4,069
Kinder Morgan Management, LLC	2,630	5,082
Buckeye Partners, L.P. (Class B Units)	89	176
PAA Natural Gas Storage, L.P.	—	81

Total paid-in-kind dividends	$4,776	$9,408

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification, the Fund includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s mandatory redeemable preferred stock are treated as dividends or distributions.

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

L. Partnership Accounting Policy — The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

M. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”’) under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax. See Note 4 — Taxes.

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax. Interest income on Canadian corporate obligations may be subject to a 10% withholding tax unless an exemption is met. The most common exemption available is for corporate bonds that have a tenor of at least 5 years, provided that not more than 25% of the principal is repayable in the first five years and provided that the borrower and lender are not “associated.” Further, interest is exempt if derived from debt obligations guaranteed by the Canadian government.

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the three and six months ended May 31, 2011, the Fund does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

N. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

O. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Fair Value

As required by the Fair Value Measurement and Disclosures of the FASB Accounting Standards Codification, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment. For instance, the Fund’s repurchase agreements, which are collateralized by U.S. Treasury securities, are generally high quality and liquid; however, the Fund reflects these repurchase agreements as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at May 31, 2011. The Fund presents these assets by security type and description on its Schedule of Investments.

		Quoted Prices in	Prices with Other	Unobservable
		Active Markets	Observable Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)

Assets at Fair Value
Equity investments	$1,229,905	$1,209,606	$—	$20,299
Debt investments	180,199	—	180,199	—
Repurchase agreement	8,777	—	8,777	—

Total assets at fair value	$1,418,881	$1,209,606	$188,976	$20,299

Liabilities at Fair Value
Call option contracts written	$902	$—	$902	$—

For the three and six months ended May 31, 2011, there were no transfers between Level 1 and Level 2.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

In January 2010, the FASB issued ASU No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU 2010-06 amends FASB Accounting Standards Codification Topic, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required are effective for the Fund’s fiscal year beginning December 1, 2011 and for interim periods within that fiscal year.

The following tables present the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2011.

Equity
Three Months Ended May 31, 2011	Investments

Balance — February 28, 2011	$10,291
Transfer out	—
Realized gains (losses)	—
Unrealized gains, net	8
Purchases	10,000

Balance — May 31, 2011	$20,299

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

Equity
Six Months Ended May 31, 2011	Investments

Balance — November 30, 2010	$—
Transfer out	(5,000)
Realized gains (losses)	—
Unrealized gains, net	349
Purchases	24,950

Balance — May 31, 2011	$20,299

The $8 and $349 of unrealized gains presented in the tables above for the three and six months ended May 31, 2011 related to investments that are still held at May 31, 2011 and the Fund includes these unrealized gains in the Statement of Operations — Net Change in Unrealized Gains (Losses).

The purchases of $10,000 and $24,950 for the three and six months ended May 31, 2011 relate to the Fund’s PIPE investments of Regency Energy Partners L.P., Buckeye Partners, L.P. (Class B Units), Buckeye Partners, L.P. (Common Units) and PAA Natural Gas Storage, L.P. The Fund’s investment in the common units of Buckeye Partners, L.P., which is noted as a transfer out of Level 3 in the table above, became registered effective February 15, 2011.

4.	Taxes

Income and capital gain distributions made by RICs often differ from the aggregate GAAP basis net investment income/(loss) and any net realized gains/(losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs, income trusts and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes due to wash sales, disallowed partnership losses from MLPs and foreign currency transactions. As of May 31, 2011, the principal temporary differences were (a) realized losses that were recognized for book purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s MLP investments and (c) other basis adjustments in the Fund’s MLPs and other investments. For purposes of characterizing the nature of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in MLPs.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Prior to the enactment of the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the fiscal year ended November 30, 2010, the tax character of the total $65,449 distributions paid to common stockholders and the tax character of the total $3,672 distributions paid to mandatory redeemable preferred stockholders was all ordinary income.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

At May 31, 2011, the cost basis of investments for federal income tax purposes was $1,103,624, and the net cash received on option contracts written was $895. At May 31, 2011, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$339,981
Gross unrealized depreciation of investments (including options)	(24,731)

Net unrealized appreciation of investments before foreign currency related translations	315,250
Unrealized appreciation on foreign currency related translations	13

Net unrealized appreciation of investments	$315,263

5.	Concentration of Risk

The Fund’s investment objective is to obtain a high level of total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Fund intends to invest at least 80% of total assets in securities of Energy Companies. The Fund invests in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, income trusts and other Energy Companies. Additionally, the Fund may invest up to 30% of its total assets in debt securities. It may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of Energy Companies. It will not invest more than 15% of its total assets in any single issuer. The Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

6.	Agreements and Affiliations

A. Administration Agreement — The Fund has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Fund. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B. Investment Management Agreement — The Fund has entered into an investment management agreement with KAFA under which the Adviser, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, the Adviser receives a management fee from the Fund. On June 14, 2011, the Fund renewed its agreement with the Adviser for a period of one year. The agreement may be renewed annually upon the approval of the Fund’s Board of Directors.

For the three and six months ended May 31, 2011, the Fund paid management fees at an annual rate of 1.25% of average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of debt and preferred stock, minus the sum of the Fund’s accrued and unpaid dividends/distributions on any outstanding common stock and accrued and unpaid dividends/distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any debt issued by the Fund, the liquidation preference of any outstanding preferred stock, and other

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

C. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would “control” a portfolio company if the Fund owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there is significant ambiguity in the application of existing Securities and Exchange Commission (“SEC”) staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Fund invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Fund does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Fund has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Fund believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own units of Plains GP. The Fund believes that it is an affiliate of PAA under the 1940 Act by virtue of (i) various affiliated Kayne Anderson funds’ ownership interests in the Plains GP and (ii) Mr. Sinnott’s participation on the board of Plains GP.

PAA Natural Gas Storage, L.P. (“PNG”) is an affiliate of PAA and Plains GP. PAA owns 62% of PNG’s limited partner units and owns PNG’s general partner. The Fund does not believe it is an affiliate of PNG based on the current facts and circumstances.

7.	Restricted Securities

From time to time, certain of the Fund’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

At May 31, 2011, the Fund held the following restricted investments:

				Number of
				Units,				Percent	Percent
		Acquisition	Type of	Principal ($)	Cost	Fair	Fair Value	of Net	of Total
Investment	Security	Date	Restriction	(in 000s)	Basis	Value	per Unit	Assets	Assets

Level 3 Investments(1)
Buckeye Partners, L.P.	Class B Units	1/18/11	(2)	91	$4,927	$5,038	$55.44	0.5%	0.3%
PAA Natural Gas Storage, L.P.	Common Units	2/8/11	(2)	234	4,877	5,132	21.97	0.5	0.4
Regency Energy Partners LP	Common Units	5/2/11	(2)	417	9,833	10,129	24.31	1.1	0.7

Total					$19,637	$20,299		2.1%	1.4%

Level 2 Investments(3)
Clayton Williams Energy, Inc.	Senior Notes	(4)	(2)	$6,850	$6,849	$6,850	n/a	0.7%	0.5%
Crestwood Holdings Partners, LLC	Secured Term Loan	(4)	(5)	16,858	16,578	17,427	n/a	1.8	1.2
Foresight Energy LLC	Senior Notes	(4)	(5)	21,000	21,380	22,995	n/a	2.4	1.6
Navios Maritime Holdings Inc.	Senior Notes	1/13/11,	(2)	10,000	10,007	10,050	n/a	1.0	0.7
		1/20/11
Oasis Petroleum Inc.	Senior Notes	1/28/11	(2)	4,000	4,000	4,040	n/a	0.4	0.3
Paramount Resources Ltd.	Senior Notes	11/30/10	(2)	(6)	7,307	8,033	n/a	0.8	0.5
Southern Pacific Resources Corp.	Secured Term Loan	(4)	(2)	12,623	12,738	12,876	n/a	1.3	0.9

Total					$78,859	$82,271		8.4%	5.7%

Total of all restricted securities					$98,496	$102,570		10.5%	7.1%

(1)	Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies.

(2)	Unregistered security of a public company.

(3)	These securities have a fair market value determined by the mean of the bid and ask prices provided by a syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(4)	Security was acquired at various dates during the fiscal year ended November 30, 2010 or the six months ended May 31, 2011.

(5)	Unregistered security of a private company.

(6)	Principal amount is 7,500 Canadian dollars.

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

Option Contracts — Transactions in option contracts for the three and six months ended May 31, 2011 were as follows:

	Number of
	Contracts	Premium
Call Options Written
Options outstanding — February 28, 2011	14,998	$1,487
Options written	45,875	5,300
Options subsequently repurchased(1)	(40,072)	(4,734)
Options exercised	(10,948)	(953)
Options expired	(2,351)	(205)

Options outstanding — May 31, 2011	7,502	$895

(1)	The price at which the Fund subsequently repurchased the options was $1,337, which resulted in net realized gains of $3,397.

	Number of
	Contracts	Premium
Call Options Written
Options outstanding — November 30, 2010	4,261	$579
Options written	80,998	9,010
Options subsequently repurchased(1)	(55,359)	(6,291)
Options exercised	(18,926)	(2,049)
Options expired	(3,472)	(354)

Options outstanding — May 31, 2011	7,502	$895

(1)	The price at which the Fund subsequently repurchased the options was $1,815, which resulted in net realized gains of $4,476.

Interest Rate Swap Contracts — The Fund may enter into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in future interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Fund’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early, then the Fund could be required to make a termination payment. As of May 31, 2011, the Fund did not have any interest rate swap contracts outstanding.

During the three months ended May 31, 2011, the Fund entered into interest rate swap contracts ($40,000 notional amount) in anticipation of the private placement of senior notes and mandatory redeemable preferred stock. In conjunction with pricing of the private placements on April 27, 2011, these interest rate swap contracts were terminated and resulted in a $115 realized loss.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as		Fair Value as of
Hedging Instruments	Statement of Assets and Liabilities Location	May 31, 2011

Call options	Call option contracts written	$(902)

The following table sets forth the effect of the Fund’s derivative instruments on the Statement of Operations:

		For the Three Months
		Ended May 31, 2011
			Net Change in
		Net Realized	Unrealized
		Gains/(Losses) on	Gains/(Losses) on
		Derivatives	Derivatives
Derivatives Not Accounted For as	Location of Gains/(Losses)	Recognized in	Recognized in
Hedging Instruments	on Derivatives Recognized in Income	Income	Income

Call options	Options	$3,589	$336
Interest rate swap contracts	Interest rate swap contracts	(115)	—

		$3,474	$336

		For the Six Months
		Ended May 31, 2011
			Net Change in
		Net Realized	Unrealized
		Gains/(Losses) on	Gains/(Losses) on
		Derivatives	Derivatives
Derivatives Not Accounted For as	Location of Gains/(Losses)	Recognized in	Recognized in
Hedging Instruments	on Derivatives Recognized in Income	Income	Income

Call options	Options	$4,820	$(62)
Interest rate swap contracts	Interest rate swap contracts	(115)	—

		$4,705	$(62)

9.	Investment Transactions

For the six months ended May 31, 2011, the Fund purchased and sold securities in the amounts of $438,307 and $397,979 (excluding short-term investments), respectively.

10.	Revolving Credit Facility

The Fund has a three-year $80,000 unsecured revolving credit facility maturing on June 11, 2013 (the “Credit Facility”) with a syndicate of lenders. The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 3.00%, depending on the Fund’s asset coverage ratios. Outstanding loan balances will accrue interest daily at a rate equal to one-month LIBOR plus 1.75%, based on current asset coverage ratios. The Fund will pay a fee of 0.40% per annum on any unused amounts of the Credit Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

For the six months ended May 31, 2011, the average amount outstanding under the Credit Facility was $52,165 with a weighted average interest rate of 2.14%. As of May 31, 2011, the Fund had $9,000 outstanding on the Credit Facility at an interest rate of 1.95%.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

11.	Senior Unsecured Notes

At May 31, 2011, the Fund had $310,000 aggregate principal amount of senior unsecured fixed and floating rate notes (the “Senior Notes”) outstanding, the key terms of which are described below.

	Principal		Principal	Estimated
	Outstanding,		Outstanding,	Fair Value,
	November 30,	Principal	May 31,	May 31,	Fixed/Floating
Series	2010	Issued	2011	2011	Interest Rate	Maturity

A	$9,000	$—	$9,000	$9,200	5.65%	8/13/11
B	28,000	—	28,000	29,600	5.90%	8/13/12
C	128,000	—	128,000	139,500	6.06%	8/13/13
D	58,000	—	58,000	60,800	4.15%	3/5/15
E	27,000	—	27,000	27,000	3-month LIBOR + 155 bps	3/5/15
F	—	30,000	30,000	30,000	3-month LIBOR + 145 bps	5/10/16
G	—	20,000	20,000	20,400	3.71%	5/10/16
H	—	10,000	10,000	10,200	4.38%	5/10/18

	$250,000	$60,000	$310,000	$326,700

Holders of the fixed rate Senior Notes (Series A, Series B, Series C, Series D, Series G and Series H) are entitled to receive cash interest payments semi-annually (on August 13 and February 13) at the fixed rate. Holders of the floating rate Senior Notes (Series E and Series F) are entitled to receive cash interest payments quarterly (on February 13, May 13, August 13 and November 13) at the floating rate equal to 3-month LIBOR plus 1.55% and 3-month LIBOR plus 1.45%, respectively.

During the six months ended May 31, 2011, the average principal balance outstanding was $257,253 with a weighted average interest rate of 5.08%.

The Senior Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Senior Notes, the Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Notes would be less than 300%.

The Senior Notes are redeemable in certain circumstances at the option of the Fund. The Senior Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The Senior Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At May 31, 2011, the Fund was in compliance with all covenants under the agreements of the Senior Notes.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

12.	Preferred Stock

At May 31, 2011, the Fund had 4,800,000 shares of mandatory redeemable preferred stock outstanding with a total liquidation value of $120,000. The table below sets forth the key terms of each series of the mandatory redeemable preferred stock.

	Shares		Shares	Liquidation	Estimated
	Outstanding,		Outstanding,	Value,	Fair Value,		Mandatory
	November 30,	Shares	May 31,	May 31,	May 31,		Redemption
Series	2010	Issued	2011(1)	2011	2011	Rate	Date

A	3,600,000	—	3,600,000	$90,000	$95,200	5.48%	3/14/17
B	—	1,200,000	1,200,000	30,000	30,700	5.13%	5/10/18

	3,600,000	1,200,000	4,800,000	$120,000	$125,900

(1)	Each share has a $25 liquidation value.

Holders of the mandatory redeemable preferred stock are entitled to receive cumulative cash distribution payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). If the rating provided by FitchRatings falls below A (or the equivalent rating of another nationally recognized agency), the annual distribution rate on the mandatory redeemable preferred stock will increase between 0.5% and 4.0%, depending on the rating. The annual distribution rate will increase by 4.0% if no ratings are maintained, and the dividend rate will increase by 5.0% if the Fund fails to make quarterly distribution or certain other payments.

The mandatory redeemable preferred stock ranks senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Fund and is also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Fund.

At May 31, 2011, the Fund was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

13.	Common Stock

At May 31, 2011, the Fund has 195,200,000 shares of common stock authorized. Of the 34,736,579 shares of common stock outstanding at May 31, 2011, KACALP owned 4,000 shares. Transactions in common shares for the six months ended May 31, 2011 were as follows:

Shares outstanding at November 30, 2010	34,492,182
Shares issued through reinvestment of distributions	244,397

Shares outstanding at May 31, 2011	34,736,579

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

14.	Subsequent Event

On June 14, 2011, the Fund declared its quarterly distribution of $0.48 per common share for the fiscal second quarter for a total quarterly distribution payment of $16,674. The distribution was paid on July 15, 2011 to common stockholders of record on July 8, 2011. Of this total, pursuant to the Fund’s dividend reinvestment plan, $3,368 was reinvested into the Fund through the issuance of 122,874 shares of common stock.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)
Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC. (“KYE”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and account balances
■ Payment history and transaction history
■ Account transactions and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KYE chooses to share; and whether you can limit this sharing.

Can you limit
Reasons we can share your personal information	Does KYE share?	this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)

Who we are

Who is providing this notice?	KYE

What we do

How does KYE protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Access to your personal information is on a need-to-know basis. KYE has adopted internal policies to protect your non-public personal information.

How does KYE collect my personal information?	We collect your personal information, for example, when you
■ Open an account or provide account information
■ Buy securities from us or make a wire transfer
■ Give us your contact information
We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ KYE does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■ KYE does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
■ KYE does not jointly market.

Other important information

None.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Kayne Anderson Energy Total Return Fund, Inc., a Maryland corporation (the “Fund”), hereby adopts the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Fund, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Fund may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Fund to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Fund’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Fund, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Fund issues remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Fund’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Fund’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Fund related proxy solicitation materials and each Corporation report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Fund.

10. In the event that the Fund makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Fund.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: June 15, 2005
Amended: December 13, 2005
Amended: March 12, 2009

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION
(UNAUDITED)

The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863;

•	on the Fund’s website, http://www.kaynefunds.com; and

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling (877) 657-3863, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The Fund also makes its Forms N-Q available on its website at http://www.kaynefunds.com.

SHARE REPURCHASE DISCLOSURE
(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common stock in the open market

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS
(UNAUDITED)

On June 14, 2011, the Fund held its annual meeting of stockholders where the following matters were approved by stockholders. As of the record date of April 28, 2011 (the “Record Date”), the Fund had 34,736,579 outstanding shares of common stock and 3,600,000 outstanding shares of mandatory redeemable preferred stock, each of which was entitled to cast one vote. Represented in person or by proxy at this meeting were a total of 33,257,150 shares of common stock and mandatory redeemable preferred stock, constituting a quorum.

(i)	The election of Gerald I. Isenberg as Class I director, to serve for a term of three years until the Fund’s 2014 annual meeting of stockholders and until his successor is duly elected and qualified.

The election of Mr. Isenberg required the affirmative vote of the holders of a majority of shares of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 32,596,847 shares were cast in favor, and 660,303 shares withheld authority in the election of Mr. Isenberg.

As a result of the vote on this matter, Mr. Isenberg was elected to serve as director of the Fund for a three-year term.

Steven C. Good and Kevin S. McCarthy continued as directors, with terms expiring on the date of the Fund’s 2012 annual meeting of stockholders. Anne K. Costin and William H. Shea, Jr. continued as directors with terms expiring on the date of the Fund’s 2013 annual meeting of stockholders.

(ii)	The ratification of the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2011.

Approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. For the purposes of this proposal, each share of common stock and each share of mandatory redeemable preferred stock is entitled to one vote. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

On this matter, 32,721,910 shares were cast in favor, 205,886 shares were cast against, 329,357 shares abstained, and there were no broker non-votes.

As a result of the vote on this matter, the proposal was approved.

(iii)	The approval of a proposal to authorize the Fund to sell shares of its common stock at a net price below net asset value per share, so long as the gross price (before underwriting fees, commissions and offering expenses) is above net asset value per share, effective for a period expiring on the date of the Fund’s 2012 annual meeting of stockholders. Approval of this proposal required both of the following:

a.	The affirmative vote of a majority of all holders of the Fund’s common stock on the records of the Fund’s transfer agent (“Registered Common Stockholders”) as of the Record Date (the “Registered Common Stockholder Vote”). For purposes of the Registered Common Stockholder Vote, abstentions will have the effect of votes against this proposal; and broker non-votes are not relevant for this vote because Registered Common Stockholders are “stockholders of record” with the transfer agent and, therefore, do not hold their shares through a broker.

With respect to this requirement, out of 38 total Registered Common Stockholders, 22 voted in favor, one voted against, none abstained, and there were no broker non-votes.

b.	The affirmative vote of a majority of the votes cast by the holders of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class (the “Majority Stockholder Vote”). For the purposes of the Majority Stockholder Vote, abstentions will have the effect of votes against this proposal, and broker non-votes will have no effect on the outcome.

With respect to this requirement, 10,818,567 shares were cast in favor, 1,477,359 shares were cast against, 429,489 shares abstained, and there were 20,531,735 broker non-votes.

As a result of the vote on this matter, the proposal was approved.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
William H. Shea, Jr.	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Chief Compliance Officer and Secretary
J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Executive Vice President
Jody C. Meraz	Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC	Ultimus Fund Solutions, LLC
717 Texas Avenue, Suite 3100	350 Jericho Turnpike, Suite 206
Houston, TX 77002	Jericho, NY 11753

1800 Avenue of the Stars, Second Floor	Stock Transfer Agent and Registrar
Los Angeles, CA 90067	American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
JPMorgan Chase Bank, N.A.	PricewaterhouseCoopers LLP
14201 North Dallas Parkway, Second Floor	350 South Grand Avenue
Dallas, TX 75254	Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Please see the Schedule of Investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Companies and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
None.

Item 11. Controls and Procedures.
(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the 1940 Act) as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
(b) The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Not applicable to semi-annual reports.
(a)(2) Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached as EX-99.CERT.
(b) Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
Date: July 28, 2011	By:	/s/ Kevin S. McCarthy
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: July 28, 2011	By:	/s/ Kevin S. McCarthy
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer

Date: July 28, 2011	By:	/s/ Terry A. Hart
Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index
(a)(1) Not applicable to semi-annual reports.
(a)(2) Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.
(b) Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.